FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of October 10, 2002


                                      Among


                         BOOTH CREEK SKI HOLDINGS, INC.
                              TRIMONT LAND COMPANY
                              SIERRA-AT-TAHOE, INC.
                               BEAR MOUNTAIN, INC.
                        BOOTH CREEK SKI ACQUISITION CORP.
                       WATERVILLE VALLEY SKI RESORT, INC.
                         MOUNT CRANMORE SKI RESORT, INC.
                                 SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.,
                                  as Borrowers,


                                  DRE, L.L.C.,
                                  as Guarantor


                            THE LENDERS PARTY HERETO,
                                   as Lenders


                                       and


                              FLEET NATIONAL BANK,
                            as Agent for the Lenders

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


          This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is entered into as of October 10, 2002 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "TLC"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"), and LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, TLC, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore, Ski Lifts, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), as borrowers, DRE, L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Guarantor"), as guarantor, the lenders from time to time party to the Credit Agreement described below (the "Lenders"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent (the "Agent") for itself and the other Lenders.

                                    Recitals

          The Borrowers, the Guarantor, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). BCS Holdings desires to sell all of the capital stock of Bear Mountain (the "Bear Mountain Stock Sale") pursuant to that certain Stock Purchase Agreement dated as of July 22, 2002 by and among Bear Mountain Resort, Inc. and Snow Summit Ski Corporation, as purchasing parties, and BCS Holdings, as seller (the "Bear Mountain Stock Purchase Agreement"). The Lenders are willing to consent to the Bear Mountain Stock Sale, the release of Bear Mountain as a Borrower and a Loan Party under the Credit Agreement and all other Lender Agreements, and the release of the Agent's liens on the capital stock of Bear Mountain held by BCS Holdings and on the personal and real property of Bear Mountain covered by certain security agreements and mortgages executed in connection with the Credit Agreement, all in accordance with the terms hereof. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the satisfaction of the conditions to effectiveness specified in Section 5, the Borrowers, the Guarantor, the Lenders and the Agent hereby amend the Credit Agreement and agree as follows:

          Section 1. Definitions. Section 1.2 of the Credit Agreement is hereby amended as follows:

                    (a) The definitions of "California Resorts", "Mortgages" and "Security Agreements" are hereby deleted in their entirety and new definitions substituted therefor as follows:

                              "`Borrowers' means BCS Holdings,  BCS Acquisition,
                    TLC, Sierra-at-Tahoe, Waterville, Cranmore, Ski Lifts, LMRC Holding, Loon and Loon Realty."

                              "`California Resorts' means the Northstar-at-Tahoe
                    and Sierra-at-Tahoe ski resorts, collectively."

                              "`Mortgages'   means,   collectively,    the   TLC
                    Mortgage, the Sierra-at-Tahoe Mortgage, the Waterville Mortgage, the Cranmore Mortgage, the DRE Mortgage, the Ski Lifts Mortgage, the Loon Mortgage and related assignments to the Agent of leases of real property owned by any of the Loan Parties."

                              "`Security  Agreements' means,  collectively,  the
                    TLC Security Agreement, the Sierra-at-Tahoe Security Agreement, the Waterville Security Agreement, the Cranmore Security Agreement, the Ski Lifts Security Agreement, the DRE Security Agreement, the LMRC Holding Security Agreement, the Loon Security Agreement, the Loon Realty Security Agreement, the BCS Acquisition Security Agreement and the BCS Holdings Security Agreement."

                    (b) The following new definitions of "Bear Mountain Stock Purchase Agreement" "Bear Mountain Stock Sale" and "First Amendment" shall be added in alphabetical order, as follows:

                              "`Bear  Mountain Stock Purchase  Agreement'  shall
                    have the meaning ascribed thereto in the recitals to the First Amendment."

                              "`Bear Mountain Stock Sale' shall have the meaning
                    ascribed thereto in the recitals to the First Amendment."

                              "`First   Amendment'   means  that  certain  First
                    Amendment to Amended and Restated Credit Agreement dated as of October 10, 2002 by and among the Borrowers, the Guarantor, the Lenders and the Agent."

                    (c) The definitions of "Bear Mountain", "Bear Mountain Mortgage" and "Bear Mountain Security Agreement" are hereby deleted in their entirety.

          Section 2. Consent to Bear Mountain Stock Sale; Release of Bear Mountain as Borrower; Release of Liens.

                    (a) Notwithstanding the provisions of Section 5.12 of the Credit Agreement, the Lenders hereby consent to the consummation of the Bear Mountain Stock Sale in accordance with the terms of the Bear Mountain Stock Purchase Agreement. In connection therewith, the Lenders hereby (i) release Bear Mountain as a Borrower and a Loan Party (as well as a Subsidiary of a Loan Party) under the Credit Agreement and from any and all liabilities and obligations owing to the Lenders under any Lender Agreement, and (ii) release the liens of the Agent and the Lenders on (A) the capital stock of Bear Mountain held by BCS Holdings under the BCS Holdings Security Agreement and (B) the real and personal property of Bear Mountain covered by the Bear Mountain Mortgage and the Bear Mountain Security Agreement, and the Lenders hereby agree, at the reasonable request of the Borrowers and at the Borrowers' expense, to execute and deliver termination statements and other documents reflecting such releases prepared by the Borrowers. Upon the consummation of the Bear Mountain Stock Sale, the Agent shall deliver to BCS Holdings the stock certificate(s) representing the issued and outstanding stock of Bear Mountain pledged to the Agent pursuant to the BCS Holdings Security Agreement.

                    (b) The transactions contemplated by the Bear Mountain Stock Purchase Agreement shall not be deemed to constitute, or contribute to, a Material Adverse Change under any Lender Agreement.

                    (c) The Loan Parties hereby represent and warrant that (i) the Bear Mountain Stock Sale constitutes an Asset Sale (as defined in the Senior Indenture), and (ii) the consideration to be received by BCS Holdings in consideration of the Bear Mountain Stock Sale is at least equal to the fair market value of the assets to be sold pursuant to the Bear Mountain Stock Purchase Agreement as determined in good faith by the Board of Directors of BCS Holdings, as evidenced by a resolution duly adopted by the Board of Directors. BCS Holdings hereby agrees that (A) it will notify the Agent of the final amount of Asset Sale Proceeds (as defined in the Senior Indenture) from the Bear Mountain Stock Sale promptly after determination of all adjustments under the Bear Mountain Stock Purchase Agreement and (B) it will apply such Asset Sale Proceeds in accordance with the requirements of
          Section 4.10 of the Senior Indenture so as not to require BCS Holdings to make an Excess Proceeds Offer (as defined in the Senior Indenture).

          Section 3. Amendment of Schedules. Schedules 6.1(a), 6.3, 6.4, 6.17 and 6.23 attached hereto hereby replace in their entirety the corresponding schedules attached to the Credit Agreement.

          Section 4. Amendments

                    (a) The second sentence of Section 2.15 of the Credit Agreement is hereby amended and restated to read as follows:

                    "Without the prior written consent of the Lenders, no portion of the Revolving Credit Advances shall be used by the Borrowers for the purchase of the Senior Unsecured Notes."

                    (b) Section 5.5 of the Credit Agreement is hereby amended by deleting paragraphs (a) and (c) thereof in their entirety and substituting therefor the following:

                              "(a) Minimum  Consolidated Resort EBITDA. The Loan
                    Parties and their Subsidiaries shall earn Consolidated Resort EBITDA for any four consecutive fiscal quarter period ending during each period set forth below of not less than the amount set forth opposite such period:


                              Period                              Minimum Resort
                              ------                              --------------
                                                                  EBITDA
                                                                  ------
                    February 1, 2002 through January 31, 2005     $23,500,000

                    April 30, 2005 and thereafter                 $26,500,000


                              "(c) Adjusted  Consolidated  Leverage  Ratio.  The
                    Adjusted Consolidated Leverage Ratio of the Loan Parties at all times shall not exceed the ratio set forth below opposite such period:


                              Leverage Ratio Period            Adjusted Leverage
                              ---------------------            -----------------
                                                               Ratio
                                                               -----

                    Closing Date through October 29, 2004      .55:1

                    October 30, 2004 through October 28, 2005  .50:1

                    Thereafter                                 .45:1"

                    (c) For purposes of calculating compliance with the financial covenants in Sections 5.5(a) and (b) of the Credit Agreement for the Borrowers' fiscal quarters ending November 1, 2002, February 1, 2003, May 2, 2003, August 1, 2003 and October 31, 2003, such covenants shall be calculated after giving pro forma effect to the Bear Mountain Stock Sale and the application of the proceeds therefrom.

          Section 5. Effectiveness; Conditions to Effectiveness. This First Amendment shall become effective upon execution and delivery hereof by the Borrowers, the Guarantor, the Lenders and the Agent and satisfaction of the following conditions:

                    (a) Bear Mountain Stock Sale. BCS Holdings shall have delivered to the Agent evidence of the consummation of the Bear Mountain Stock Sale in accordance with the terms of the Bear Mountain Stock Purchase Agreement.

                    (b) Board of Directors Resolutions. The Loan Parties shall have delivered to the Agent certified copies of resolutions of their Boards of Directors authorizing execution, delivery and performance of this First Amendment and any other documents to be executed by the Loan Parties in connection therewith, and BCS Holdings shall have delivered to the Agent a certified copy of resolutions of its Board of Directors authorizing the Bear Mountain Stock Sale and making the determination required under Section 4.10 of the Senior Indenture, in each case certified by the Secretary or Assistant Secretary of each Loan Party (which certificate shall state that such resolutions are in full force and effect).

                    (c) Secretary's Certificates. The Loan Parties shall have delivered to the Agent a certificate of the Secretary or Assistant Secretary of each Loan Party, certifying (i) that no amendments have been made to the charter documents of such Loan Party as previously delivered to the Agent on the Closing Date, (ii) that no amendments have been made to the bylaws of such Loan Party as previously delivered to the Agent on the Closing Date, and (iii) as to the names and signatures of the officers of such Loan Party authorized to sign this Amendment and any other documents to be executed by such Loan Party in connection therewith.

                    (d) Opinions of Counsel. BCS Holdings shall have delivered to the Agent an opinion of Loeb & Loeb LLP with respect to the Bear Mountain Stock Sale, compliance with the Senior Indenture, the execution, delivery and enforceability of this First Amendment and such other matters as the Agent may reasonably request.

          Section 6. Representations and Warranties; No Default. The Loan Parties confirm to the Lenders their representations and warranties set forth in
Article 6 of the Credit Agreement (as amended hereby) (except as to transactions permitted under the Credit Agreement and described in a Compliance Certificate previously delivered to the Agent or in this First Amendment and except to the extent that any representation or warranty expressly relates to an earlier date) as of the date hereof, as if set forth herein in full. The Loan Parties certify that no Default exists under the Credit Agreement.

          Section 7. Miscellaneous. The Borrowers, jointly and severally, agree to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this First Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This First Amendment shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the Borrowers, the Guarantor, the Lenders and the Agent have caused this First Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.



                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BEAR MOUNTAIN, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            WATERVILLE VALLEY SKI RESORTS, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP., as Borrowers



                                            By:  /s/ Ross D. Agre
                                            ------------------------------------
                                            Name:  Ross D. Agre
                                            Title: Vice President and General
                                                   Counsel


                                            DRE, L.L.C., as Guarantor

                                            By:  Ski Lifts, Inc., its Manager



                                            By:  /s/ Ross D. Agre
                                            ------------------------------------
                                            Name:  Ross D. Agre
                                            Title: Vice President and General
                                                   Counsel



                                            FLEET NATIONAL BANK, as Agent



                                            By:  /s/ Thomas Engels
                                            ------------------------------------
                                            Name:
                                            Title:

                                            FLEET NATIONAL BANK, as Lender



                                            By:  /s/ Thomas Engels
                                            ------------------------------------
                                            Name:
                                            Title:



                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Lender



                                            By:  /s/ Hassan A. Salem
                                            ------------------------------------
                                            Name:
                                            Title: